AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

Prospectus Supplement

VP Capital Appreciation

Supplement dated November 9, 1999 * Prospectus dated May 1, 1999

Harold S. Bradley has resigned as a Portfolio Manager for the VP Capital Appreciation Fund in order to focus on other responsibilities within American Century. Until another Portfolio Manager is named, Linda Peterson and the rest of the VP Capital Appreciation team will continue to manage the fund, with the assistance of James E. Stowers III, Chief Executive Officer and Chief Investment Officer - U.S. Growth Equities. As a result, the ninth paragraph on page 7 is deleted.



SH-SPL-18794   9911